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                       THE ULTIMATE SOFTWARE GROUP, INC.






                          AMENDED AND RESTATED BY-LAWS








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                       THE ULTIMATE SOFTWARE GROUP, INC.

                          AMENDED AND RESTATED BY-LAWS
                          ----------------------------

                                   ARTICLE I

                                  STOCKHOLDERS
                                  ------------

                  Section 1.01. Annual Meeting. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date and at such time as the Board of Directors shall each year fix, which date shall be within thirteen months subsequent to the date of the last annual meeting of stockholders and shall be set forth in the notice and waiver of notice of the meeting.

                  To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or
(c) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in Section 1.10, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 1.10. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.01, and if he should so determine, the Chairman shall declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

                  Section 1.02. Special Meetings. Special meetings of the stockholders may be called by the Chairman of the Board or the President and shall be called by the Secretary at the request in writing of a majority of the members of the Board of Directors. No business other than that included in the notice of the special meeting shall be acted upon at such meeting.

                  Section 1.03. Notice of Meetings; Waiver. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than 10 nor more than 60 days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, or delivered to a nationally recognized overnight delivery service for overnight delivery, in each case directed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. Such further notice shall be given as may be required by law.

                  No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders in person or by proxy shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                  Section 1.04. Quorum. A stockholders' meeting duly called shall not be organized for the transaction of business unless a quorum is present. Except as otherwise expressly provided by law, the Certificate of Incorporation, these By-laws or any certificate filed under Section 151(g) of the Delaware General Corporation Law (the "DGCL") (or its successor statute as in effect from time to time), the presence in person or by proxy of holders of record entitled to exercise at least a majority of the voting power of the Corporation shall constitute a quorum for such meeting. The stockholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, stockholders representing a majority of the voting power of the stockholders present may adjourn or, in the absence of a decision by the majority, any officer entitled to preside at such meeting may adjourn, the meeting from time to time to such time (not more than 30 days after the previously adjourned meeting) and place as such stockholders or officer may determine, without notice other than by announcement at the meeting of the time and place of the adjourned meeting.

                  Section 1.05. Voting. If, pursuant to Section 5.05 of these By-laws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his or her name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock outstanding in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given. Except as otherwise required by law, the Certificate of Incorporation or these By-laws, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

                  Section 1.06. Voting by Ballot. No vote of the stockholders need be taken by written ballot, unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

                  Section 1.07. Adjournment. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to
Section 5.05 of these By-laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled

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to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

                  Section 1.08. Proxies. Any stockholder entitled to vote at any meeting of the stockholders may, by a written instrument signed by such stockholder or his or her attorney-in-fact, authorize another person or persons to vote at any such meeting for him by proxy. No such proxy shall be voted after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary.

                  Section 1.09. Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chairman of the Board or, in the event of his or her absence or disability, a presiding officer chosen by the Board of Directors. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by the presiding officer.

                  Section 1.10. Advance Notice of Stockholder Proposals and Stockholder Nominations of Directors. In order to properly submit any business to, or nominate any person for election to the Board of Directors at, any annual meeting of stockholders, a stockholder must give notice in writing to the Secretary. To be considered timely, a stockholder's notice must be delivered either in person or by United States certified mail, postage prepaid, and received at the principal executive offices of the Corporation (i) not less than 60 days nor more than 90 days before the first anniversary date of the Corporation's proxy statement in connection with the last annual meeting of stockholders or (ii) if no annual meeting was held in the previous year or the date of the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, not less than a reasonable time, as determined by the Board of Directors, prior to the date of the applicable annual meeting.

                  The Secretary shall deliver any stockholder proposals and nominations received in a timely manner for review by the Board of Directors or a committee designated by the Board of Directors.

                  A stockholder's notice to submit business at an annual meeting of stockholders shall set forth (1) the name and address of such stockholder, (2) the class and number of shares of stock beneficially owned by such stockholder, (3) the name in which such shares are registered on the stock transfer books of the Corporation, (4) a representation that such stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (5) any material interest of such stockholder in the business to be submitted and (6) a brief description of the business desired to be submitted at the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting. In addition, the stockholder

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making such proposal shall promptly provide any other information reasonably requested by the Corporation.

                  In addition to the information required above to be given by a stockholder who intends to submit business at a meeting of stockholders, if the business to be submitted is the nomination of a person or persons for election to the Board of Directors, then such stockholder's notice must also set forth, as to each person whom such stockholder proposes to nominate for election as a director, (A) the name, age, business address and, if known, residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of the Corporation which are beneficially owned by such person, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, (E) the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected and (F) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

                  Any person nominated for election as a director by the Board of Directors or any committee designated by the Board of Directors shall, upon the request of the Board of Directors or such committee, furnish to the Secretary all such information pertaining to such person that is required to be set forth in a stockholder's notice of nomination.

                  Notwithstanding the foregoing provisions of this Section 1.10, a stockholder who seeks to have any proposal included in the Corporation's proxy statement shall comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended, at any time when such requirements are applicable thereto.

                                  ARTICLE II

                               BOARD OF DIRECTORS
                               ------------------

                  Section 2.01. General Powers. Except as may otherwise be provided by law, the Certificate of Incorporation or these By-laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

                  Section 2.02. Number and Term of Office. Subject to the rights of any holders of Preferred Stock of the Corporation, the Board of Directors shall consist of not less than five nor more than eleven Directors. The exact number of Directors shall be determined from time to time by a resolution or resolutions adopted by the affirmative vote of a majority of the total number of Directors which the Corporation would have if there were no vacancies (the "entire Board of Directors"). The Board of Directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, the

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first class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 1999, the second class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2000 and the third class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2001, with the members of each class to hold office until their successors are duly elected and qualified, subject, however, to the Director's prior death, resignation, disqualification or removal from office.

                  At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors nominated in accordance with Section 1.10 for election at such meeting shall be elected by a plurality of the votes validly cast in such election.

                  Section 2.03. Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided that if the Board of Directors shall fix or change the time or place of any regular meeting, written notice of such action shall be given to each Director who shall not have been present at the meeting at which such action was taken at least two days in advance thereof. Any such notice shall be deemed given to a Director five days after it has been sent by mail or immediately when sent by telecopy, e-mail or other electronic means of transmission addressed to him or her at his or her address furnished to the Secretary. Notice of such action need not be given to any Director who attends such regular meeting or to any Director who submits a signed waiver of notice, whether before or after such meeting.

                  Section 2.04. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or, in the event of his or her absence or disability, by the President or by not less than one-quarter of the Directors then in office, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Written notice of each special meeting of the Board of Directors shall be given to each Director at least one day in advance thereof. Such notice shall state in general terms the purpose or purposes of the meeting. Any such notice for a special meeting shall be deemed given to a Director five days after it has been sent by mail, or immediately when sent by telecopy, e-mail other electronic means of transmission addressed to him or her at his or her address furnished to the Secretary. Notice of any special meeting need not be given to any Director who attends such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

                  Section 2.05. Quorum; Voting. At all meetings of the Board of Directors, the presence of not less than a majority of the entire Board of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the Certificate of Incorporation or these By-laws, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

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                  Section 2.06. Adjournment. A majority of the Directors
present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.04 shall be given to each Director.

                  Section 2.07. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

                  Section 2.08. Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By-laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

                  Section 2.09. Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

                  Section 2.10. Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

                  Section 2.11. Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock of the Corporation, any newly created Directorship and any other vacancy occurring on the Board of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, except that the stockholders shall fill any vacancy resulting from the removal of a Director by the stockholders.

                  Section 2.12. Compensation. The amount, if any, which each Director shall be entitled to receive as compensation for his or her services as such shall be fixed from time to time by resolution of the Board of Directors.

                  Section 2.13. Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, by Committees designated by the Board of Directors or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

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                                  ARTICLE III

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES
                    ----------------------------------------

                  Section 3.01. How Constituted. The Board of Directors may, by resolution adopted from time to time by a majority of the entire Board of Directors, create one or more Committees, including an Executive Committee, and designate the Directors who are to serve as members of each such Committee. Each member of any such Committee shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal.

                  Section 3.02. Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this section and subject to the Certificate of Incorporation and these By-laws, shall have and may exercise all the powers and authority of the Board of Directors in the day to day management of the property, affairs and business of the Corporation. Each such other Committee, except as otherwise provided in this section, shall have and may exercise powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. Neither the Executive Committee nor any such other Committee shall have the power or authority:

                  (a) to amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in a resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of the State of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

                  (b) to adopt an agreement of merger or consolidation;

                  (c) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

                  (d) to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

                  (e) to amend these By-laws;

                  (f) to approve or recommend to the stockholders any other extraordinary corporate transaction, except where such committee has been established by the affirmative vote of at least two-thirds of the entire Board of Directors to consider a transaction proposed by an affiliate of the Corporation;

                  (g) to declare any dividend; or

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                  (h) to issue any capital stock of the Corporation or any
securities convertible into or exchangeable for capital stock of the Corporation, except that such committee may constitute a committee to fix pricing terms for the issue and sale of any capital stock the issuance of which has been authorized by action of the Board of Directors.

                  The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it.

                  Section 3.03. Proceedings. Each such Committee may fix its own rules of procedure consistent with these By-laws and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

                  Section 3.04. Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

                  Section 3.05. Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

                                  ARTICLE IV

                                    OFFICERS
                                    --------

                  Section 4.01. Number. The officers of the Corporation shall be chosen by the Board of Directors and may include a Chairman of the Board and Vice Chairman of the Board (who shall be chosen from among the Directors) and shall include a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may determine. Any number of offices may be held by the same person, except that the President and the Secretary shall not be the same person. Except as otherwise provided in these By-laws, no officer need be a Director.

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                  Section 4.02. Election. Unless otherwise determined by the
Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

                  Section 4.03. Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

                  Section 4.04. Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

                  Section 4.05. Chairman of the Board. The Board of Directors may at a regular or special meeting elect from among their number a Chairman of the Board who shall hold office, at the pleasure of the Board of Directors, until the next annual meeting. The Chairman of the Board shall preside at all meetings of the Board of Directors and also shall exercise such powers and perform such duties as may be delegated or assigned to or required of him or her by or pursuant to these By-laws or by or pursuant to authorization of the Board of Directors.

                  Section 4.06. Vice-Chairman of the Board. The Board of Directors may at a regular or special meeting elect from among their number one or more Vice-Chairman of the Board who shall hold office, at the pleasure of the Board of Directors, until the next annual meeting. The Vice-Chairman of the Board shall exercise such powers and perform such duties as may be delegated or assigned to or required of him, her or them by or pursuant to these By-laws or by or pursuant to authorization of the Board of Directors or by the Chairman of the Board.

                  Section 4.07. President. The Board of Directors shall at a regular or special meeting elect from among their number a President who shall hold office, at the pleasure of the Board of Directors, until the next annual meeting and until the election of his or her successor. The President shall exercise such powers and perform such duties as may be delegated or assigned to, or required of him or her by or pursuant to these By-laws or by or pursuant to authorization of the Board of Directors or (if the President is not the chief executive officer) the chief executive officer.

                  Section 4.08. Chief Executive Officer. The Chairman of the Board or the President shall be the chief executive officer of the Corporation as the Board of Directors from time to time shall determine, and the Board of Directors from time to time may determine who shall act as chief executive officer in the absence or inability to act of the then incumbent.

Subject to the control of the Board of Directors, and to the extent not otherwise prescribed by these By-laws, the chief executive officer shall have plenary power over all departments, officers, employees and agents of the Corporation, and shall be responsible for the general management and direction of all the business and affairs of the Corporation.

                  Section 4.09. The Secretary. The Secretary shall have the following powers and duties:

                  (a) He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

                  (b) He or she shall cause all notices to be duly given in accordance with the provisions of these By-laws and as required by law.

                  (c) Whenever any Committee shall be appointed pursuant to a resolution or resolutions of the Board of Directors, he or she shall furnish a copy of such resolution or resolutions to the members of such Committee.

                  (d) He or she shall be the custodian of the records and of the seal of the Corporation and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-laws, and when so affixed he or she may attest the same.

                  (e) He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-laws.

                  (f) He or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

                  (g) He or she shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation, the issuance of which shall have been authorized by the Board of Directors.

                  (h) He or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-laws or as may be assigned to him or her from time to time by the Board of Directors or the chief executive officer.

                  Section 4.10. The Treasurer. The Treasurer shall have the following powers and duties:

                  (a) He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

                  (b) He or she shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.05 of these By-laws.

                  (c) He or she shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these By-laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

                  (d) He or she shall render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation and of all his or her transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

                  (e) He or she shall be empowered from time to time to require from all officers or agents of the Corporation reports or statement giving such information as he or she may desire with respect to any and all financial transactions of the Corporation.

                  (f) He or she may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation, the issuance of which shall have been duly authorized by the Board of Directors.

                  (g) He or she shall perform, in general, all duties incident to the office of Treasurer and such other duties as may be specified in these By-laws or as may be assigned to him or her from time to time by the Board of Directors or the chief executive officer.

                  Section 4.11. Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The President may appoint subordinate officers or agents (other than the Vice President, Secretary and Treasurer) and prescribe their respective rights, terms of office, authorities and duties. The President may remove any such subordinate officer or agent appointed by him or her, for or without cause.

                  Section 4.12. Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of his or her duties, in such amount and of such character as may be determined from time to time by the Board of Directors.

                                   ARTICLE V

                                 CAPITAL STOCK
                                 -------------

                  Section 5.01. Certificates of Stock; Uncertificated Shares. The Shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman of the Board, or the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-laws.

                  Section 5.02. Signatures; Facsimile. All of such signatures on the certificate may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

                  Section 5.03. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

                  Section 5.04. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware. Subject to the provisions of the Certificate of Incorporation and these By-laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

                  Section 5.05. Record Date. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than 60 nor less than 10 days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided that the Board of Directors may fix a new record date for the adjourned meeting.

                  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  Section 5.06. Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

                  Section 5.07. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                  ARTICLE VI

                                INDEMNIFICATION
                                ---------------

                  Section 6.01. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a Director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

                  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  Section 6.02. Successful Defense. To the extent that a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.01 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

                  Section 6.03. Determination That Indemnification Is Proper. Any indemnification of a Director or officer of the Corporation under Section
6.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the Director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 6.01 hereof. Any indemnification of an employee or agent of the Corporation under Section 6.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders.

                  Section 6.04. Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a Director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this
Article VI. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such Director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

                  Section 6.05. Procedure for Indemnification of Directors and Officers. Any indemnification of a Director or officer of the Corporation under Sections 6.01 and 6.02 or advance of costs, charges and expenses to a Director or officer under Section 6.04 shall be made promptly, and in any event within 30 days, upon the written request of the Director or officer. If a determination by the Corporation that the Director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article VI shall be enforceable by the Director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01, but the burden of providing such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  Section 6.06. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each Director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the General Corporation Law of the State of Delaware are in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a right may not be modified retroactively without the consent of such Director, officer, employee or agent.

                  The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  Section 6.07. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

                  Section 6.08. Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                  ARTICLE VII

                                    OFFICES
                                    -------

                  Section 7.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.

                  Section 7.02. Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                 ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

                  Section 8.01. Dividends. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property or shares of the Corporation's capital stock.

                  A member of the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, Committees of the Board of Directors, or any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

                  Section 8.02. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

                  Section 8.03. Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors, the Chairman of the Board or the President or by such officers or agents as may be authorized by the Board of Directors, the Chairman of the Board or the President to make such determination.

                  Section 8.04. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors, the Chairman of the Board or the President from time to time may determine.

                  Section 8.05. Sale, Transfer, etc., of Securities. To the extent authorized by the Board of Directors, the Chairman of the Board or by the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors, the Chairman of the Board or the President may sell, transfer, endorse, and assign, in each case in the ordinary course of business, any shares of stock (other than stock of a subsidiary if such transaction has not been approved by the Board of Directors), bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

                  Section 8.06. Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chairman of the Board, the President, any Vice President or the Treasurer shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

                  Section 8.07. Fiscal Year. The fiscal year of the Corporation shall commence on the first day of January of each year and shall terminate in each case on December 31.

                  Section 8.08. Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

                  Section 8.09. Books and Records. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

                                  ARTICLE IX

                              AMENDMENT OF BY-LAWS
                              --------------------

                  Section 9.01. Amendment. The Board of Directors shall have the express power, without a vote of stockholders, to adopt any By-law, and to amend, alter or repeal the By-laws of the Corporation, except to the extent that the By-laws or the Certificate of Incorporation otherwise provide. The Board of Directors may exercise such power upon the affirmative vote of a majority of the entire Board of Directors. Stockholders may adopt any By-law, or amend, alter or repeal the By-laws of the Corporation at any annual or special meeting of the stockholders held in accordance with these By-laws.

                                   ARTICLE X

                                  CONSTRUCTION
                                  ------------

                  Section 10.01. Construction. In the event of any conflict between the provisions of these By-laws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

                       THE ULTIMATE SOFTWARE GROUP, INC.

                          AMENDED AND RESTATED BY-LAWS
                          ----------------------------

                               TABLE OF CONTENTS



SECTION                                                                                                        PAGE
-------                                                                                                        ----
ARTICLE I STOCKHOLDERS............................................................................................1

   Section 1.01.    Annual Meeting................................................................................1
   Section 1.02.    Special Meetings..............................................................................1
   Section 1.03.    Notice of Meetings; Waiver....................................................................1
   Section 1.04.    Quorum........................................................................................2
   Section 1.05.    Voting........................................................................................2
   Section 1.06.    Voting by Ballot..............................................................................2
   Section 1.07.    Adjournment...................................................................................2
   Section 1.08.    Proxies.......................................................................................3
   Section 1.09.    Organization; Procedure.......................................................................3
   Section 1.10.    Advance Notice of Stockholder Proposals and Stockholder Nominations of Directors..............3

ARTICLE II BOARD OF DIRECTORS.....................................................................................4

   Section 2.01.    General Powers................................................................................4
   Section 2.02.    Number and Term of Office.....................................................................4
   Section 2.03.    Annual and Regular Meetings...................................................................5
   Section 2.04.    Special Meetings; Notice......................................................................5
   Section 2.05.    Quorum; Voting................................................................................5
   Section 2.06.    Adjournment...................................................................................6
   Section 2.07.    Action Without a Meeting......................................................................6
   Section 2.08.    Regulations; Manner of Acting.................................................................6
   Section 2.09.    Action by Telephonic Communications...........................................................6
   Section 2.10.    Resignations..................................................................................6
   Section 2.11.    Vacancies and Newly Created Directorships.....................................................6
   Section 2.12.    Compensation..................................................................................6
   Section 2.13.    Reliance on Accounts and Reports, etc.........................................................6

ARTICLE III EXECUTIVE COMMITTEE AND OTHER COMMITTEES..............................................................7

   Section 3.01.    How Constituted...............................................................................7
   Section 3.02.    Powers........................................................................................7
   Section 3.03.    Proceedings...................................................................................8
   Section 3.04.    Quorum and Manner of Acting...................................................................8
   Section 3.05.    Action by Telephonic Communications...........................................................8



ARTICLE IV OFFICERS ..............................................................................................8

   Section 4.01.    Number........................................................................................8
   Section 4.02.    Election......................................................................................9
   Section 4.03.    Removal and Resignation; Vacancies............................................................9
   Section 4.04.    Authority and Duties of Officers..............................................................9
   Section 4.05.    Chairman of the Board.........................................................................9
   Section 4.06.    Vice-Chairman of the Board....................................................................9
   Section 4.07.    President.....................................................................................9
   Section 4.08.    Chief Executive Officer.......................................................................9
   Section 4.09.    The Secretary................................................................................10
   Section 4.10.    The Treasurer................................................................................11
   Section 4.11.    Additional Officers..........................................................................11
   Section 4.12.    Security.....................................................................................11

ARTICLE V CAPITAL STOCK..........................................................................................12

   Section 5.01.    Certificates of Stock; Uncertificated Shares.................................................12
   Section 5.02.    Signatures; Facsimile........................................................................12
   Section 5.03.    Lost, Stolen or Destroyed Certificates.......................................................12
   Section 5.04.    Transfer of Stock............................................................................12
   Section 5.05.    Record Date..................................................................................13
   Section 5.06.    Registered Stockholders......................................................................13
   Section 5.07.    Transfer Agent and Registrar.................................................................13

ARTICLE VI INDEMNIFICATION.......................................................................................13

   Section 6.01.    Nature of Indemnity..........................................................................13
   Section 6.02.    Successful Defense...........................................................................14
   Section 6.03.    Determination That Indemnification Is Proper.................................................14
   Section 6.04.    Advance Payment of Expenses..................................................................14
   Section 6.05.    Procedure for Indemnification of Directors and Officers......................................15
   Section 6.06.    Survival; Preservation of Other Rights.......................................................15
   Section 6.07.    Insurance....................................................................................16
   Section 6.08.    Severability.................................................................................16

ARTICLE VII OFFICES .............................................................................................16

   Section 7.01.    Registered Office............................................................................16
   Section 7.02.    Other Offices................................................................................16

ARTICLE VIII GENERAL PROVISIONS..................................................................................16

   Section 8.01.    Dividends....................................................................................16
   Section 8.02.    Reserves.....................................................................................17
   Section 8.03.    Deposits.....................................................................................17
   Section 8.04.    Checks.......................................................................................17
   Section 8.05.    Sale, Transfer, etc., of Securities..........................................................17
   Section 8.06.    Voting as Stockholder........................................................................17


                                      ii



   Section 8.07.    Fiscal Year..................................................................................17
   Section 8.08.    Seal.........................................................................................18
   Section 8.09.    Books and Records............................................................................18

ARTICLE IX AMENDMENT OF BY-LAWS..................................................................................18

   Section 9.01.    Amendment....................................................................................18

ARTICLE X CONSTRUCTION...........................................................................................18

   Section 10.01.   Construction.................................................................................18


                                      iii


